                                                                      EXHIBIT 23


                             ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this Registration Statement on Form S-8 of Staten Island Bancorp, Inc.

                                           /s/ ARTHUR ANDERSEN LLP




New York, New York
February 19, 1998